(Logo)
 Lindbergh
 Funds


                            Lindbergh Signature Fund

                   An actively managed asset allocation fund.

                                   PROSPECTUS

                                November 1, 2002






















Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities nor has any Commission determined that this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


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TABLE OF CONTENTS

RISK/RETURN SUMMARY............................................................3
         Investment Objective..................................................3
         Principal Investment Strategies.......................................3
         Principal Risks.......................................................3
         Performance Information...............................................4
         Fees and Expenses.....................................................5

WHO IS RESPONSIBLE FOR YOUR FUND ACCOUNT.......................................6

HOW WE MANAGE THE FUND.........................................................7
         Investment Objective..................................................7
         Principal Investment Strategies.......................................7
         Discussion of Principal Risks.........................................9

ADDITIONAL CONSIDERATIONS.....................................................10

DISTRIBUTION FEES.............................................................11

HOW YOUR SHARES ARE VALUED....................................................11

HOW SECURITIES IN THE PORTFOLIO ARE VALUED....................................12

DIVIDENDS.....................................................................12

TAXES    .....................................................................12

HOW TO BUY SHARES.............................................................13

HOW TO REDEEM SHARES..........................................................15

SHAREHOLDER SERVICES..........................................................16

FINANCIAL HIGHLIGHTS INFORMATION..............................................17

NOTICE OF PRIVACY POLICIES AND PROCEDURES .....................inside back cover

OTHER FUND INFORMATION     back cover
         Types of Information.........................................back cover
         Where You Can Get This Information...........................back cover

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         RISK/RETURN SUMMARY


INVESTMENT OBJECTIVE

The Fund's primary objective is to increase the value of your investment over the long-term through capital appreciation and earned income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks, bonds and money market instruments in proportions consistent with their expected returns and risks as assessed by the Fund's adviser, Lindbergh Capital Management, Inc. (the "Adviser"). In evaluating potential risk and return tradeoffs, the Adviser reviews general macro-economic conditions, Federal Reserve policy and employs various analytical models.

When, in the Adviser's judgment, conditions are favorable for stock investments, the Fund will normally be fully invested in common stocks. If, however, in the Adviser's view, stock market conditions are less favorable for investors, all or a portion of fund assets will be shifted out of stocks and into such fixed income investments as bonds and cash. The Fund is permitted to be 100% invested in any one of the three asset classes - stocks, bonds, or cash.

After allocating funds among the major asset classes, the Adviser next judges which stock market sub-classes, such as large capitalization growth stocks or small capitalization value stocks, present the best investment opportunities. As part of this evaluation process, the Adviser considers factors such as the current stage of the business cycle, Federal Reserve policy, macro-economic policy in general, the state of world affairs, and financial market conditions. Once the Adviser identifies the broad stock market sub-classes that it believes have the most potential, it then focuses its search within those specific areas for individual stocks. After narrowing the search, the criteria the Adviser uses in selecting specific stocks from within a subclass depends on a variety of considerations such as conditions in the economy and financial markets, company and industry fundamentals, stock price trends, and company valuations to name a few. The Adviser relies on its judgment and experience to determine what factors should receive the most emphasis at any point in time.

In managing the Fund's fixed income assets, the Adviser strives to take advantage of opportunities created by changing interest rates during the course of a business cycle. If it believes conditions favor a basic change in Federal Reserve policy, the Adviser may respond by either lengthening or shortening the time to maturity of the Fund's fixed income portfolio. Its goal with this strategy is two-fold: First capital preservation during periods of rising interest rates. Second, capital appreciation during interest rate declines. In executing this strategy, the Adviser primarily uses U.S. government securities and to a lesser extent corporate bonds with maturities of more than one year.


PRINCIPAL RISKS

The Fund's total return, like stock and bond prices generally, will fluctuate within a wide range, so you could lose money over short or even long periods of time. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK - STOCKS: The market value of shares of common stock can change rapidly and unpredictably which could result from political or economic events having little or nothing to do with the issuer. In addition, investments in smaller companies may involve greater risk than investments in larger, more established companies, and shares of smaller companies may be subject to more abrupt or erratic price movements.

o MARKET RISK - BONDS: The market values of bonds decline over short or even long periods due to rising interest rates, the credit worthiness of the issuer, and terms of the bonds.

o MANAGER OR STRATEGY RISK: This is the chance that the Adviser's security selection or strategy execution will cause the Fund to underperform other funds with similar objectives.

o DIVERSIFICATION RISK: The Fund is not classified as a diversified fund. As a consequence, the Fund's net asset value may be more volatile than that of a more widely diversified fund because the Fund may invest more of its assets in a smaller number of companies. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock may have a greater impact on the Fund's net asset value.


PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how returns can differ year to year. All returns assume reinvestment of dividends and distributions. Past performance is no guarantee of future returns.


[CHART OMITTED]


Lindbergh Signature Fund
  Annual Total Returns*

2000 - (4.55%), 2001 - (11.51%)











     During the periods shown in the bar chart, the highest quarterly return was 9.82% (quarter ended December 31, 2001) and the lowest quarterly return was -13.49% (quarter ended September 30, 2001).

*Total return year to date through September 30, 2002 was -6.43%. Over this same period, the S&P 500 returned -28.16%.

The following table shows how the Fund's average annual total returns compared with those of the Fund's target index, the S&P 500. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes.

In certain cases the figure representing "Return After Taxes on Distributions" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.

Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account ("IRA") or a 401 (k) plan, this information does not apply to your investment because such accounts are subject to taxes only upon distribution. Please note: The Fund is not tax managed. For further information, please refer to the "Additional Details - Not Tax Managed" section of this prospectus.





                                Average Annual Total Returns

                                                Periods Ended December 31, 2001

                                                1 Year          Since Inception1
Lindbergh Signature Fund
        Return before taxes                     -11.51%                 -5.14%
        Return after taxes on distributions     -12.67%                 -6.57%
        Return after taxes on distributions
        and redemptions                          -7.01%                 -4.60%
S&P 5002                                        -11.88%                 -3.62%

1October 1, 1999
2Reflects no deduction for fees, expenses, or taxes.




FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

         Shareholder Fees (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases:                         None
         Sales Charge (Load) Imposed on Reinvested Dividends:              None
         Redemption Fees:                                                  None
         Exchange Fees:                                                    None

         Annual Fund Operating Expenses (expenses deducted from fund assets)

         Management Fees:                                                  0.75%
         Distribution (12b-1) Fees:                                        0.25%
         Other Expenses:                                                   0.72%
         Total Annual Fund Operating Expenses:                             1.72%
         Expense Reimbursements*:                                        (0.97%)
         Net Expenses:                                                     0.75%

* Actual total expenses will not exceed 0.75% because the Adviser's contract with the Fund requires it to pay fund expenses to maintain total annual fund operating expenses at 0.75% through August 31, 2003 and to inform the Fund prior to that date, if the commitment is to continue.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions your costs would be:

          1 Year            3 Years          5 Years           10 Years

           $181              $559             $963              $2089


WHO IS RESPONSIBLE FOR YOUR FUND ACCOUNT


A number of entities provide services to the Fund. This section shows how the Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of the Fund is provided in the Fund's Statement of Additional Information. For information on how to receive this document, see the back cover of this prospectus.


INVESTMENT ADVISER & PORTFOLIO MANAGER

Lindbergh Capital Management, Inc., 5520 Telegraph Road, Suite 204, St. Louis, Missouri 63129, is the investment adviser for the Fund. It manages the Fund's portfolio and provides administrative services to the extent not supplied by other service providers. It has been an investment adviser for the past 14 years managing portfolios for individuals and retirement plans. The annual advisory fee to be paid to Lindbergh Capital, based on average net assets, is 0.75%. In connection with establishing the Fund, the Adviser has planned to keep total fund operating expenses low. To this end, the Adviser has agreed to pay all Fund expenses necessary to keep total fund operating expenses at 0.75% through August 31, 2003, and to advise the Fund prior to fiscal year end whether it will continue to cap expenses.

Dewayne L. Wiggins, President and a controlling shareholder of the Adviser since 1988, is the Fund's portfolio manager. Mr. Wiggins has been responsible for the day-to-day management of all client portfolios since 1988.


TRANSFER AGENT, FUND ACCOUNTING AND ADMINISTRATOR

Unified Fund Services, Inc. ("Unified"), 431North Pennsylvania, Indianapolis, Indiana 46204, acts as the Fund's transfer agent and, in capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

In its capacity as fund administrator, Unified provides the Fund with certain monthly reports, record-keeping and other management related services.

Unified also provides fund accounting services to the Fund including maintaining the Fund's accounts, books and records and calculating the daily net asset value. For these administrative and fund accounting services, Unified will receive a set amount for the fourth fiscal year, 32% of which is for administrative services.


DISTRIBUTOR

Unified Financial Securities, Inc., an affiliate of Unified Fund Services, is the distributor for shares of the Fund. It is based in Indianapolis, Indiana and is the distributor for a number of investment companies around the country. It acts as agent for sale of Fund shares in the various states and coordinates marketing materials.


CUSTODIAN

Assets of the Fund are held by UMB Bank, N.A., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, as the custodian.

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BOARD OF TRUSTEES

Lindbergh Funds Board of Trustees has general supervisory responsibilities of the Lindbergh Signature Fund. The Board monitors and supervises the performance of the investment adviser and other service providers, monitors the Lindbergh Funds business and investment activities, and determines whether or not to renew agreements with service providers.



HOW WE MANAGE THE FUND


This section takes a closer look at the Fund's investment objectives and the strategies to help achieve them. In addition, it provides further detail on the important risks faced by investors in the Fund.


INVESTMENT OBJECTIVE

The Fund's primary objective is to increase the value of your investment over the long-term through capital appreciation and earned income.

Capital preservation is an important but secondary objective. As a consequence, the Fund strives to reduce risk so long as such efforts remain compatible with the Fund's primary objective of long-term growth of principal.

The foregoing investment objectives may not be changed without shareholder approval. The other policies described under this caption are not fundamental policies and thus may be changed by a majority vote of the Board of Trustees of the Lindbergh Funds. Such a change will not require a vote of Fund shareholders.


PRINCIPAL INVESTMENT STRATEGIES

To help achieve the Fund's investment objectives, the Fund's adviser, Lindbergh Capital Management, Inc., employs an investment strategy known as asset allocation. Fund assets are allocated among stocks, bonds, and cash in proportions consistent with their expected returns and risks as assessed by the Fund's Adviser.

Through asset allocation, the Adviser strives to improve returns by participating in rising stock markets and limiting losses in stock market declines. To the extent that the Adviser successfully executes this strategy, the Fund will also realize its secondary objective of capital preservation.

The Adviser's asset allocation process encompasses three distinct steps. First, the Adviser decides the percentage of fund assets to set aside for stock investments; any remaining fund assets will ordinarily be invested in fixed income securities. Next, for those funds allocated to fixed income, the Adviser determines what portion to invest in bonds. Finally, the Adviser decides which major sectors of the stock and bond market offer, in its view, the best investment opportunities.

In assessing potential risk and reward tradeoffs in the financial markets, the Adviser reviews general macro- economic conditions, Federal Reserve policy and employs various analytical models and indicators. These factors together help the Adviser determine the proportion of fund assets to invest in each asset class. The Fund is permitted to be 100% invested in any one of the three asset classes - stocks, bonds, or cash.

The primary tool used to quantify stock market risk is Lindbergh's proprietary Market Meter(R) system. The models and indicators that make up the Market Meter(R) are designed to assess equity market risk by various criteria. For instance, when interest rates change, certain indicators in the Market Meter(R) measure the possible implications of such changes on the expected returns of stock investors.

When the Market Meter(R) indicates that conditions generally favor stock investments, the Fund will usually be fully invested in common stocks. If, however, the Market Meter(R) signals a less favorable stock market environment, the Adviser will normally reduce its equity investments to around 60% of fund assets. Finally, if the Market Meter senses excessive levels of stock market risk, Fund equity holdings may be reduced to 30% or less of Fund assets.

In executing asset allocation, Lindbergh Capital Management, Inc. expects to closely adhere to the recommendations of its various models, particularly its Market Meter (R) system. The Adviser, however, will deviate from these equity allocation targets whenever, in its judgment, it is appropriate to do so.

After allocating funds to asset classes, the Adviser next judges from its perspective which major sectors of the stock market universe hold the best investment opportunities. As part of this evaluation process, the Adviser may consider such factors as the current stage of the business cycle, Federal Reserve policy, macro-economic policy in general, the state of world affairs, and financial market conditions.

Once the Adviser identifies the broad stock market sectors that it believes have the most potential, it then focuses its search within those specific sectors for individual stocks. As a result of this process, the Fund's stock investments will often be concentrated in certain broad stock market sectors such as small growth or small value stocks, or large growth or large value stocks. For example, if the Adviser believes small stocks offer the best potential return relative to risk, the Fund may invest all or a large share of the Fund's equity assets in small-company growth stocks.

After narrowing the search, the criteria the Adviser uses in selecting specific stocks from within a subclass depends on a variety of considerations such as conditions in the economy and financial markets, company and industry fundamentals, stock price trends, and company valuations to name a few. The Adviser relies on its judgment and experience to determine what factors should receive the most emphasis at any point in time.

If, for instance, the Federal Reserve is constraining the growth of money and credit, the Adviser may reduce the Fund's exposure to interest sensitive stocks and increase its investments in companies that have superior financial strength. Conversely, during those periods when the U.S. economy is beginning to recover from a recession, the Adviser may place greater weight on lower quality and poorer performing stocks as potential stock purchase candidates. When evaluating growth stocks, company and industry fundamentals will generally play a greater role in the adviser's equity selection process. With value stocks, though, more emphasis is usually placed on stock prices and valuation considerations.

In managing the Fund's fixed income assets, the Adviser strives to take advantage of opportunities created by changing interest rates during the course of a business cycle. If it believes conditions favor a basic change in Federal Reserve policy, the Adviser may respond by either lengthening or shortening the time to maturity of the Fund's fixed income portfolio. Its goal with this strategy is two-fold: First, capital preservation during periods of rising interest rates. Second, capital appreciation during interest rate declines. In executing the strategy with respect to fixed income assets, the Adviser primarily uses U.S. government securities and to a lesser extent corporate bonds.

While it is permissible to invest in bonds and other debt securities, the Fund expects to be fully invested in equities for extended periods. It is, therefore, inappropriate to characterize the Fund as a balanced fund.

In addition, the Fund makes no attempt to capitalize on short-term stock market swings by moving from a 100% equity position into cash and shortly thereafter, back again into equities. For this reason, it is likewise inappropriate to characterize the Fund's operating strategy as market timing. On occasion, though, the Fund may be required to reverse course shortly after implementing a change in asset allocation. Such short-term reversals should prove to be more the exception than the rule.

As the terms are used above, stock investments include equity securities of all types, such as common stocks, preferred stocks, securities convertible into common stocks, and depository receipts. The Adviser focuses primarily on stocks traded over national securities exchanges and inter-dealer systems. Bond investments include all varieties of fixed-income securities maturing in more than one year. Major market sectors or sub-classes of bond investments include items issued by the U.S. government, by government agencies, by banks and by corporations. The cash class includes all types of short-term and money market instruments.

DISCUSSION OF PRINCIPAL RISKS

Diversification Risk

o This is a non-diversified fund. It will keep half of the portfolio diversified for tax law purposes; however, it may invest up to 25% of assets in the stocks or bonds of one company. As a result, there may be a limited number of companies each representing a larger percentage of the portfolio and, if those companies are adversely effected by some event, they would have a greater adverse effect on the portfolio than on a portfolio where assets are diversified among a larger number of companies. It is fund policy, however, that if a particular industry represents 25% or more of total assets, then officers of the Trust will prepare, file and distribute supplemental disclosure to shareholders and prospective investors identifying the industry and related risks.


Manager or Strategy Risk

o You should recognize that market risks inherent in investments cannot be avoided, nor is there any assurance that the Fund's investment objectives will be achieved.

o Because the Fund may invest in a wide range of investments and markets, the Fund's Adviser has substantially more investment discretion than the advisers of most mutual funds. The performance of the Fund will reflect in part the Adviser's ability to effectively allocate the Fund's assets among these investments and markets.

o The principal risk of the Fund's strategy is that the Adviser may misjudge market conditions when allocating fund assets among stocks, bonds, cash investments and markets. Investment performance could suffer, for example, if only a small portion of fund assets were allocated to stocks during a significant stock market advance or if a major portion of its assets were allocated to stocks during a market decline. As a result, you could be worse off than if no attempt had been made to allocate funds.


Stock Market Risks

o GENERAL: Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

o COMPANY RISKS: Due to changing investor perception, individual stocks can perform differently than the overall market.

o SECTOR AND INDUSTRY RISKS: The stocks of companies within specific economic sectors or industries can periodically perform differently than the overall stock market. To the extent that the Fund holds above average investment positions in specific market sectors or industries, it increases not only the potential for above-average returns, but also the possibility of below-average returns or investment losses.

o RISKS OF GROWTH STOCKS: Growth stocks typically trade at higher multiples of current earnings than other stocks. Therefore, their stock prices tend to be more acutely sensitive to changes in current or expected earnings than the prices of other stocks. The stocks of growth companies are subject to substantial price declines if earnings fail to meet investors expectations.

o RISKS OF VALUE STOCKS: Value stocks are shares in companies that appear to be inexpensive relative to anticipated earnings and dividend growth. Value stocks, however, can remain undervalued for years. There is not only the risk that a value stock may never reach what the Adviser considers fair value, it may decline even further in value.

o RISKS OF SMALL STOCKS: The Fund may purchase securities of smaller capitalization companies which may be subject to more abrupt or erratic market movements than larger, more established companies. Buying and selling shares of small companies may be more difficult than it is for larger companies because there are fewer shares available, and they tend to trade less frequently. Smaller companies are also more likely to declare bankruptcy or to cease operations.


Risks of Fixed Income Investments

o INTEREST RATE RISK: Debt securities will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer term debt securities are generally more sensitive to interest rate changes. In addition, the zero coupon obligations may be highly volatile to changing interest rates.

o CREDIT OR DEFAULT RISK: The Fund is subject to the risk that the issuers of debt securities held by the Fund will not make payment on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and fund shares. Also, a change in credit quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

o CALL RISK: Many corporate bonds may be redeemed (called) at the option of the issuer before their stated maturity date. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

o LIQUIDITY RISK: Compared with equity securities, there are generally fewer active buyers and sellers of fixed income securities. It, therefore, can be more difficult to liquidate fixed income holdings and receive a reasonable or fair price. Such liquidity risk depends, in part, upon the entity that issued the bonds and the amount of securities traded. Unlike most equity securities, sales of smaller parcels of bond securities are often more illiquid and thus the seller is more likely to receive a price less than its listed market value.

o PREPAYMENT AND EXTENSION RISK: Certain debt securities may be repaid before the money is due. In such an event, the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.



ADDITIONAL CONSIDERATIONS


USE OF DERIVATIVES

The Adviser may utilize derivatives as tools in managing the Fund's portfolio. Derivatives are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Derivatives the Fund may use include options, futures, asset-backed securities and interest-rate swaps.

The Fund will invest in futures and options for the following reasons:

o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds.

o To reduce the Fund's transaction costs or add value when the instruments are favorably priced.

o To use as an investment tool when reallocating assets among stocks, bonds, and cash investments.

The Adviser may, for instance, wish to reallocate 10% of the Fund's assets from stocks to bonds. To implement this change rapidly and with low transaction costs, the Adviser may sell stock index futures and purchase bond index futures.

Losses (or gains) involving futures can sometimes be substantial - in part, because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain). The Fund will not use futures for speculative purposes and, therefore, does not intend to leverage its net assets. The Fund will not enter into contracts for which the aggregate initial margin or premiums (less the in-the-money amount of an option) exceed 5% of the fair market value of its assets. The Fund will not effect a futures or options transaction if the aggregate value of the Fund's securities subject to outstanding futures and options would exceed 100% of the Fund's total assets.


RISKS WITH FUTURES CONTRACTS

o When using stock and bond index futures to reallocate assets among stocks, bonds, and cash equivalent investments, there may be an imperfect correlation between changes in the market value of the futures position relative to the underlying asset in the Fund. This can diminish the effectiveness of using futures as a tool for reallocating fund assets.

o The liquidity of a futures market is one factor that determines its value. If the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing the transaction cost.


NOT TAX MANAGED

While the Fund's primary objective is to seek long-term capital appreciation, the Fund does not necessarily purchase or hold individual securities to qualify for long-term capital gains treatment. In determining when to sell a security, the Adviser may consider a variety of factors other than the holding period, including but not limited to financial market conditions, corporate developments, other investment opportunities, and fund redemptions.


BORROWING

The Fund can only borrow money under the following conditions: (i) borrow not in excess of 33 1/3% of its total assets from banks as a temporary measure for extraordinary purposes, and (ii) engage in transactions involving futures, options, and the like on margin.



DISTRIBUTION FEES


Lindbergh Signature Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the distribution of its shares and for services provided to shareholders. The Plan allows for the payment of up to 0.25% of average annual net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



HOW YOUR SHARES ARE VALUED


The share price (also called "net asset value" or NAV per share) is calculated at the close of the New York Stock Exchange, normally 4 p.m. Eastern Time, each day the New York Stock Exchange is open for business. To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.



HOW SECURITIES IN THE PORTFOLIO ARE VALUED


We use current market valuations to value the securities in the Fund:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

o Over-the-counter securities are valued at the average of closing bid and asked prices.

o Debt securities maturing in 60 days or less are usually valued at amortized (gradually reduced) cost.

o Longer-term debt securities may be valued by an independent pricing service.

o Securities with unavailable market quotations and other assets are valued at "fair value"--which is determined or directed by the Board of Directors.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.



DIVIDENDS


Dividends and capital gains, if any, are typically distributed once per year. The Fund makes distributions of any net realized long-term capital gains and distributes virtually all of its net income (interest and dividends less expenses) as well as any capital gains realized from the sale of its holdings. Dividends and distributions are automatically reinvested in additional shares on payment dates at the ex-dividend net asset value, unless cash payments are requested on the account application or in writing to the Transfer Agent. All shareholders on the record date are entitled to the dividend.



TAXES


The type of distribution being made by the Fund may impact the tax liability of shareholders. Investment earnings (dividends and capital gains) are taxable in the year in which they were declared and are distributed to shareholders (whether they are received in cash or reinvested in shares). Any dividends and capital gains distribution you receive may be subject to taxes. Dividends from investment income and net short-term capital gains, for example, are generally taxable to you as ordinary income. Long-term capital gain distributions are taxable as such regardless of how long you've owned fund shares. In addition, the proceeds from the sale of your shares in the Fund will qualify as either a short-term, or long-term, capital gain, or loss, depending on the time you've held Fund shares, and its performance. If you buy shares shortly before or on the "record date," you could receive a portion of the money invested as a taxable distribution. You will be sent timely information for your tax filing needs. We recommend that you consult with a tax adviser about any possible tax consequences on your account.



HOW TO BUY SHARES


Shares of the Fund are sold every day the New York Stock Exchange is open for business, at the Fund's net asset value per share next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors may be charged a fee if they effect transactions through a broker or agent.


MINIMUM INVESTMENT

The minimum initial investment in the Fund is $3,000. The minimum initial investment to open an IRA account is $2,000. The minimum investment may also be waived for certain other types of retirement accounts and direct deposit accounts.


OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

By Mail

To open a new account by mail:

(a)  Complete and sign the account application.

(b)  Enclose a check payable to the Lindbergh Signature Fund.

(c) Mail the application and the check to the Fund's Transfer Agent, Unified Fund Services, Inc. (the "Transfer Agent") at the following address:

         The Lindbergh Funds
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, Indiana 46206-6110

By Wire

To open a new account by wire, call the Transfer Agent. A representative will assist you to obtain an account application by fax (or mail), which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

                  UMB Bank, N.A., Kansas City, MO 64106
                  ABA# 101000695
                  For credit to:  Lindbergh Signature Fund
                  A/C#9870983818
                  For further credit:   (Shareholder Name and Account Number)

The order is considered received when UMB Bank, N.A., the Fund's custodian (the "Custodian"), receives payment by wire. The completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account -- By Mail" above. Financial institutions may charge a fee for wire transfers.


SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100.

By Mail

Send a check payable to the Lindbergh Signature Fund to:

         The Lindbergh Funds
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, Indiana 46206-6110

The Fund will charge a $15 fee against your account for any check returned for insufficient funds. You also will be responsible for any losses suffered by the Fund as a result.

By Wire

Wire the funds as described above under "Opening an Account -- By Wire." Shareholders need to call the Transfer Agent before wiring funds.

By ACH

Automated Clearing House ("ACH") is the electronic transfer of funds directly between an account with a financial institution and the Fund. Once an account is open, shares may be purchased or redeemed through ACH. ACH can be in minimum amounts of $100.

In order to use the ACH service, the ACH authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent.

To order a purchase by ACH, call the Transfer Agent. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH transactions are completed approximately two business days following the placement of the transfer order. Allow at least two weeks for preparation before using ACH.

ACH may be used to make direct deposits into a Fund account of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

By Phone Order

Once an account is open, shares may be purchased at a certain day's price by calling the Transfer Agent, before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on that day. Orders must be for $1,000 or more and may not be for an amount greater than twice the value of the existing account at the time the order is placed.

Payment by check or wire must be received within three business days after the order is placed, or the order will be canceled and you will be responsible for any resulting loss to the Fund. Payment of telephone orders by check may not be mailed to the Transfer Agent's Post Office Box address, but must be mailed to the Transfer Agent at:

         The Lindbergh Funds
         c/o Unified Fund Services, Inc.
         431 North Pennsylvania Street
         Indianapolis, Indiana 46204

Payment must be accompanied by the order number given at the time the order is placed. A written confirmation with complete purchase information will be sent to the shareholder of record shortly after payment is received.



HOW TO REDEEM SHARES


Shares of the Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at their net asset value next determined after the Transfer Agent receives the redemption request in proper form. Redemption requests may be made by mail or by telephone.


BY MAIL

You may redeem shares by mailing a written request to:

         The Lindbergh Funds
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, Indiana 46206-6110

Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.


SIGNATURES REQUIRED

Shareholders requesting a redemption of $5,000 or more, or a redemption of any amount payable to a person other than the shareholder of record or to be sent to an address other than that on record with the Fund, must have all signatures on written redemption requests guaranteed.

The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Transfer Agent will not accept signatures guaranteed by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.


BY PHONE

You may also redeem shares by telephone by calling the Transfer Agent. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent.

Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case, to the account stated on the account application. You will be charged for outgoing wires.

Telephone privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, you may experience difficulty in redeeming by telephone. If such a case should occur, redemption by mail should be considered.


RECEIVING PAYMENT

The Fund normally will make payment for all shares redeemed within three business days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. A requested wire of redemption proceeds normally will be effected the following business day, but in no event more than three business days, after receipt of the redemption request in proper form. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares are not available, and the shares may not be exchanged, until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.



SHAREHOLDER SERVICES


Each time shares are purchased or redeemed, a statement will be mailed showing the details of the transaction and the number and value of shares owned after the transaction. Transactions made in brokerage sweep accounts will be detailed on a monthly brokerage statement. Share certificates are not issued. Financial reports showing investments, income and expenses of the Fund are mailed to shareholders semi-annually. After the end of each year, shareholders receive a statement of all their transactions for the year.

The Fund provides a number of plans and services to meet the special needs of certain investors, including:

o    an automatic investment plan,

o    a payroll deduction plan, and,

o    a systematic withdrawal plan to provide monthly payments.

Brochures describing these plans and related charges and account applications are available free from the Transfer Agent.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                                               Period Ended
                                                        Year Ended              Year Ended       August 31,
                                                      August 31, 2002         August 31, 2002      2000(a)


Selected Per Share Data:
Net asset value, beginning of period                    $     79.72             $     111.21    $       100.00
Income from investment operations                       -------------           -------------   --------------
   Net investment income                                       0.26                     1.52              4.18
   Net realized and unrealized gain (loss)                    (2.07)                  (28.05)             8.75
                                                        -------------           -------------   --------------
Total from investment operations                              (1.81)                  (26.53)            12.93
                                                        -------------           -------------   --------------
Less Distributions:
   From net investment income                                 (1.48)                   (3.26)            (1.71)
   From net realized gain                                      0.00                    (1.70)            (0.01)
                                                        -------------           -------------   --------------
Total distributions                                           (1.48)                   (4.96)            (1.72)
                                                        -------------           -------------   --------------

Net asset value, end of period                          $     76.43             $      79.72    $       111.21
                                                        =============           =============   ==============
Total Return                                                  (2.34)%                 (23.28)%           13.07%(b)

Ratios and Supplemental Data:
Net assets, end of period (000)                         $     10,296            $      12,928   $       15,482
Ratio of expenses to average net assets                         0.75%                    0.75%            0.75%(c)
Ratio of expenses to average net assets
  before waiver & reimbursement                                 1.72%                    1.57%            2.00%(c)
Ratio of net investment income to
  average net assets                                            0.32%                    1.66%            4.33%(c)
Ratio of net investment income to
  average net assets before waiver & reimbursement            (0.65)%                    0.85%            3.08%(c)
Portfolio turnover rate                                        63.69%                   62.79%            5.38%(c)

(a) For the period October 1, 1999 (effective date of registration) to August 31, 2000.
(b)  For periods of less than one full year, total returns are not annualized.
(c)  Annualized.

NOTICE OF PRIVACY POLICIES AND PROCEDURES

We collect non-public personal information about you from the following sources:
(i) information we receive from you on applications or other forms; and (ii) information about your transactions with us.

Our policies prohibit disclosure of non-public personal information about its present or former individual shareholders to anyone, except as permitted or required by law and except as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.

All services provided to you are through our service providers. All records containing your non-public personal information are at our service providers. These entities include our transfer agent, administrative service provider, and investment adviser. Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and, require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. We restrict access to non-public personal information about you to the entities described above.













                                                           [inside back cover]

OTHER FUND INFORMATION


Types of Information

If you'd like more information about the Lindbergh Signature Fund, the following documents are available free upon request:

Annual/Semiannual                Additional information about the Fund's
Report to Shareholders           investments is available in the
                                 annual and semiannual reports to shareholders.
                                 In these reports, you
                                 will find a discussion of the market
                                 conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

Statement of Additional The SAI provides more detailed information about the Fund.
Information ("SAI")

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


Where You Can Get This Information

By Telephone         Call 1-888-505-6361 Monday through Friday, 7 a.m. to
                     4 p.m. Eastern Time. You may also call this number for shareholder inquires.

Via the Internet     Visit the Securities and Exchange Commission Web site
                     at "www.sec.gov".

From the             You can review and copy information about the Fund
Securities and       (including the SAI) at the SEC's Public Reference Room
Exchange             in Washington, D.C. To find out more about this public
Commission           service, call the SEC at 1-202-942-8090 for hours of
                     operation. You can also receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC
                     20549-0102, or by email to "publicinfo@sec.gov".

By Mail Specify the document you are requesting when writing to us at:

                              The Lindbergh Funds
                              c/o Unified Fund Services, Inc.
                              P.O. Box 6110
                              Indianapolis, Indiana  46206-6110




Fund's Investment Company Act
File Number: 811-9437






                                                              [back cover page]

Lindbergh
 Funds








                            Lindbergh Signature Fund





                       Statement of Additional Information


                                November 1, 2002












This Statement of Additional Information is not a prospectus. It should be read in conjunction with the current prospectus of Lindbergh Funds dated November 1, 2002. To obtain a copy of the prospectus, call 1-888-505-6361 or write to: The Lindbergh Funds, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110.


TABLE OF CONTENTS

DESCRIPTION OF THE TRUST.......................................................3

INVESTMENT POLICIES............................................................4

ADDITIONAL INFORMATION ABOUT
         FUND INVESTMENTS AND RISK CONSIDERATIONS..............................5
         Use of Other Mutual Funds.............................................5
         Forward Commitments and Reverse Repurchase Agreements.................6
         Leveraging............................................................6
         Put and Call Options..................................................6
         Purchasing Options....................................................7
         Writing Options.......................................................7
         Combined Positions....................................................8
         Correlation of Price Changes..........................................8
         Liquidity of Options and Futures Contracts............................8
         OTC Options...........................................................9
         Foreign Currency Transactions........................................10
         Segregated Assets and Covered Positions..............................11
         Illiquid Investments.................................................11
         Restricted Securities................................................12
         Risks of International Investing.....................................12
         Risk of High Yield Securities or Funds...............................15

PORTFOLIO TRANSACTIONS........................................................16

PORTFOLIO TURNOVER............................................................17

MANAGEMENT OF THE TRUST.......................................................17

PURCHASE AND REDEMPTION.......................................................22

DETERMINATION OF NET ASSET VALUE..............................................23

TAX STATUS....................................................................23

PERFORMANCE INFORMATION.......................................................24

PERFORMANCE COMPARISONS.......................................................26

CUSTODIAN.....................................................................27

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR......................27

INDEPENDENT ACCOUNTANTS AND COUNSEL...........................................28

CODE OF ETHICS................................................................28

FINANCIAL STATEMENTS..........................................................28

DESCRIPTION OF THE TRUST

History of the Trust

Lindbergh Funds (the "Trust") is an open-end management investment company and is a voluntary association of the type known as a "business trust" organized under the laws of the Commonwealth of Massachusetts on June 16, 1999. There is currently only one series within the Trust, the Lindbergh Signature Fund (the "Fund"). It represents a separate non-diversified portfolio of securities.

Characteristics of Trust Shares

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

The assets received by the Trust from the issue or sale of shares of the Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to the Fund. They constitute the underlying assets of that Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of the Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of the Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940 (the "1940 Act").

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive, subscription or conversion rights.

Trust shares are fully paid and non-assessable; and, there are no restrictions on the right of shareholders to retain or dispose of their shares.

Shareholder Liability

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

INVESTMENT POLICIES

Lindbergh Signature Fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the Fund, which, as used herein, means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.

The Fund may not::

(1)  Issue senior securities.

(2) Borrow money, except that the Fund may (i) borrow not in excess of 33 1/3% of the total assets of the Fund from banks as a temporary measure for extraordinary purposes, and (ii) engage in transactions involving futures, options and the like on margin.

(3)  Underwrite the securities of other issuers.

(4) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

(5) Engage in the purchase or sale of commodities or commodity contracts, except that the Fund may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

(6) Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's net assets.

(7) Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions. This restriction does not apply to bona fide hedging activity utilizing financial futures and related options.

(8)  Make short sales in situations where the security is not owned by the Fund.

(9)  Acquire more than 10% of the voting securities of any one issuer.

(10) With respect to 50% of the Fund, invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

The following investment restrictions may be changed by the Board of Trustees without a shareholder vote.

The Fund may not::

(1)  Invest in companies for the purpose of exercising control or management.

(2) Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

(3)  Invest more than 15% of its net assets in illiquid securities.

(4)  Invest in oil, gas or other mineral leases.

(5) In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided the Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of the Fund's assets.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.

Fund investment policy does not require the Adviser to concentrate investments in a particular industry or group of industries. It is Fund policy, however, that if a particular industry represents 25% or more of total assets, then officers of the Trust will prepare, file and distribute supplemental disclosure to shareholders and prospective investors identifying the industry and related risks.

ADDITIONAL INFORMATION ABOUT
FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.

Use of Other Mutual Funds

The Fund may invest in the securities of other investment companies ("underlying funds"). Except for federal regulations limiting the amount that can be invested in any single investment company, the Fund itself is under no restriction as to size or kind of investments it can make in underlying funds. The Adviser, however, expects to generally limit investments in underlying funds to those that invest primarily in fixed income securities. With such investments, shareholders pay not only for the operational costs of the Fund, but they also indirectly pay a portion of the operational costs of the other fund. Such double-tiered costs would not be incurred if shareholders owned the underlying fund directly.

Forward Commitments and Reverse Repurchase Agreements

The Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Fund in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Fund will direct its Custodian to place the securities in a separate account. The Fund will direct its Custodian to segregate such assets for when, as and if issued commitments only when it determines that issuance of the security is probable. When a separate account is maintained, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

Commitments to purchase securities on a when, as and if issued basis will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.

Securities purchased on a forward commitment basis and subject to reverse repurchase agreements are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way; i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

Leveraging

Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

Put and Call Options

The Fund may purchase put and call options.

Purchasing Options

By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

Writing Options

When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the "strike" price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

If the underlying prices rise, a put writer would generally expect to profit, but its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

Options and futures prices also can diverge from the prices of their underlying instruments or precious metals, even if the underlying instruments or precious metals match the Fund's investment well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument or precious metal, and the time remaining until expiration of the contract, which may not affect the security or the precious metal prices the same way. Imperfect correlation also may result from: differing levels of demand in the options and futures markets and the securities or precious metal markets, structural differences in how options and futures and securities or precious metal are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities or precious metal it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities or precious metals, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts

There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their "strike" prices are not close to the underlying instrument or precious metal's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions also could be impaired.

OTC Options

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and "strike" price, the terms of over-the-counter options i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

Foreign Currency Transactions

Investments in foreign companies usually involve use of currencies of foreign countries. The Fund also may hold cash and cash-equivalent investments in foreign currencies. The value of the Fund's assets as measured in U.S. dollars will be affected by changes in currency exchange rates and exchange control regulations. The Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

The Fund will generally use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which the Fund has (or expects to have) portfolio exposure.

The Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

The Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, the Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

The Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

Segregated Assets and Covered Positions

When purchasing a stock index futures contract, selling an uncovered call option, or purchasing securities on a when-issued or delayed delivery basis, the Fund will restrict cash, which may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed delivery basis, the amount of restricted cash or liquid securities will be at least equal to the Fund's when-issued or delayed delivery commitments.

The restricted cash or liquid securities will either be identified as being restricted in the Fund's accounting records or physically segregated in a separate account at the Fund's custodian. For the purpose of determining the adequacy of the liquid securities which have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the Fund.

Fund assets need not be segregated if the Fund "covers" the futures contract or call option sold. For example, the Fund could cover a futures or forward contract which it has sold short by owning the securities or currency underlying the contract. The Fund may also cover this position by holding a call option permitting the Fund to purchase the same futures or forward contract at a price no higher than the price at which the sell position was established. The Fund could cover a call option which it has sold by holding the same currency or security (or, in the case of a stock index, a portfolio of stock substantially replicating the movement of the index) underlying the call option. The Fund may also cover by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the Fund. The Fund could cover a call option which it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The Fund could also cover a call option which it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Trust to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options, and restricted securities. However, with respect to OTC options which the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. If, through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where the registration is required, the Fund holding restricted securities may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

RISKS OF INTERNATIONAL INVESTING

Political, Social and Economic Risks

Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Religious, Political, and Ethnic Instability

Certain countries in which the Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Foreign Investment Restrictions

Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

Non-Uniform Corporate Disclosure Standards and Governmental Regulation

Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities, and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by a Foreign Region Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

Currency Fluctuations

Since the Fund may invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies may account for a significant part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which the Fund receives its income declines relative to the U.S. dollar between the receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and pace of business activity in the other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so, from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Adverse Market Characteristics

Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Adviser will consider such difficulties when determining the allocation of the Fund's assets, although the Adviser does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

The Fund may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Fund's investments, and (iii) obtaining and enforcing judgments against such custodians.

Withholding Taxes

The Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income or delaying the receipt of income where those taxes may be recaptured.

Special Considerations Affecting Emerging Markets

Investing in the securities of issuers domiciled in emerging markets, including the markets of Latin America and certain Asian markets such as Taiwan, Malaysia and Indonesia, may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

Risk of High Yield Securities or Funds

The Fund's investment in corporate bonds may consist of non-investment grade fixed income securities or shares in other investment companies that invest in such securities. Non-investment grade obligations are commonly referred to as "high yield" securities or "junk bonds." Although these securities or funds investing in such securities usually offer higher yield than investment grade securities, they also involve more risk of default. High yield bonds may also be more susceptible to real or perceived adverse economic conditions than investment grade bonds.

Description of U.S. Government Securities

As used in this Statement of Additional Information, the term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among other, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

Description of Repurchase Agreements

Repurchase agreements are transactions by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which the Fund engages will require collateralization equal to at least 102% of the Seller's obligation during the entire term of the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Trust may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Trust and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Trust may not be able to substantiate its interest in the underlying securities. While the Trust's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

PORTFOLIO TRANSACTIONS

The Advisory Agreement between the Trust and Lindbergh Capital Management, Inc. (the "Adviser") requires that the Adviser, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser has not and does not currently utilize soft-dollar or directed brokerage arrangements. However, under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by the Fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear.

The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

The Fund purchases portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. The Fund may be charged a commission or similar fee in connection with principal trades. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Under the circumstances (including the small size of the Fund and its transactions) essentially all brokerage fees were paid to Charles Schwab & Co., Inc. The aggregate dollar amount of brokerage fees paid by the Fund for the most recent fiscal periods are as follows: October 1, 1999 (effective date of registration) to August 31, 2000 was $8,641.00; fiscal year ending August 31, 2001 was $34,219.00; and fiscal year ending August 31, 2002 was $23,357. The year over year difference is primarily attributable to the fact that the Fund was commencing operations during the first period, and sales of shares to the public commenced about halfway through the period.

PORTFOLIO TURNOVER

The Adviser buys and sells securities for the Fund to accomplish its investment objectives. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. The Fund's investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity. A change in the securities held by a Fund is known as "portfolio turnover." It is anticipated that portfolio turnover for the Fund will be equal to or less than 100%.

MANAGEMENT OF THE TRUST

Trustees

The business affairs of the Trust are managed by the Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also select the officers and select the Trustees to serve as audit committee members.

Trustees and Officers of the Trust

Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. The officers of the Trust listed below are affiliated persons of the Trust and the Adviser.




(1)                            (2)             (3)                          (4)             (5)          (6)
Name, Address,             Positions Held   Term of         Principal Occupation(s)         Port-foliosOther
and Age                    with Fund        Office and      During Past 5 Years             Over-seen  Director-ships
                                            Length of                                                  Held by
                                            Time Served                                                Director

INTERESTED
TRUSTEES #

Dewayne L. Wiggins* (53)   Trustee and      Unlimited       President of Adviser since      One        None
5520 Telegraph Rd. #204    President        term of office  1988
St. Louis, MO 63129                         Served since
                                            June 1999

Susan Wiggins*             Trustee          Unlimited       Secretary of the Adviser        One        None
(46)                                        term of office  since 1992
2668 Cripple Creek                          Served since
St. Louis, MO  63129                        June 1999

DISINTERESTED
TRUSTEES

Brian D. Fitzpatrick (49)  Trustee**        Unlimited       Associate Professor of          One        None
18135 Canterbury                            term of office  Finance, Roc
Stillwell, KS  66085                        Served since    khurst University, since
                                            June 1999       1989; Management Assessor,
                                                            Sprint, Inc. since 1992

Roger J. Levy              Trustee**        Unlimited       President, The Illtex Agency,   One        None
(63)                                        term of office  Inc. since 1994; Director and
4302B Laclede Ave.                          Served since    Chief Financial Officer of
St. Louis, MO 63108                         June 1999       Access Control Technologies,
                                                            Inc. 1990-1998; registered
                                                            representative of Park Avenue
                                                            Life of the Guardian Life
                                                            Insurance Co. To January 2002

David M. Weinbaum (53)     Trustee**        Unlimited       Author since 1995; President,   One        None
1106 Kingshighway                           term of office  Melrose Properties since
Rolla, MO 65401                             Served since    1994: owner/operator of eight
                                            June 1999       McDonalds restaurants through
                                                            Davaron Corp., Aarmy Corp.
                                                            and sole proprietorships
                                                            since 1975


#   Interested Trustee as defined in the 1940 Act.
*    Dewayne L. Wiggins and Susan Wiggins are husband and wife
** Member of the Audit Committee, which is responsible for meeting with the Trust's independent certified public accountants to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit;
    (c) consider the accountants' comments with respect to the Trust's financial policies, procedures, and internal accounting controls; and (d) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met once during the Trust's most recent fiscal year.

    Also member of the Nominating Committee which is responsible for selection and nomination of individuals to be submitted as candidates for election by shareholders to be Trustees. The Nominating Committee has not had a meeting.

The Board of Trustees assessed Adviser's assets and staffing to determine if the Adviser has the resources necessary to provide the services required under the Advisory Agreement. In its deliberations concerning the Adviser's recommendation that the Adviser's agreement be continued, the Trustees reviewed the materials provided by the Adviser and considered the following: (i) a description of the nature, quality and extent of the services provided by the Adviser and their affiliates; (ii) the costs to the Adviser and its affiliates of providing these services--including the Adviser's commitment to cap Fund expenses; (iii) an assessment of the profitability to the Adviser and its affiliates of its overall relationship with the Trust; (iv) statistical data concerning the Adviser's performance; (v) data concerning any ancillary benefits accruing to the Adviser;
(vi) an exploration of the alternatives to the current advisory fee structure; and (vii) a comparison of the advisory fee structure, performance, operating expenses and expense ratio with those of other applicable mutual funds. In addition, the Trustees considered the fact that the conditions of the agreements and the annual advisory fee rate remained the same as in previous periods.

The dollar range of each Fund's securities owned by each Trustee is set forth below.

                                                                 DOLLAR RANGE OF SECURITIES
TRUSTEE                                                          IN LINDBERGH SIGNATURE FUND


Dewayne L. Wiggins                                                     $10,001 - $50,000

Susan Wiggins                                                          $10,001 - $50,000

Brian Fitzpatrick                                                           $1 - $10,000

Roger Levy                                                             $10,001 - $50,000

David Weinbaum                                                                  None


OFFICERS

Name, Address and Age              Position Held       Occupation During Past 5 Years
                                   With Fund

Sandra J. Britton (49)             Secretary        Administrative Assistant for Adviser since August 1998;
5520 Telegraph Road #204                            Accounting for Family Fare 1992 to June 1998.
St. Louis, MO 63129

Carol Highsmith (37)               Vice President   Secretary of the Star Select Funds and Secretary of
431 N. Pennsylvania St.            and Assistant    Unified Funds, Financial Services, Inc. and Unified
Indianapolis, IN 46204             Secretary        Investment Advisers, Inc. (October 1996 to present);
                                                    employed by Unified Fund Services, Inc. (November 1994
                                                    to present).

Michael Durham (44)                Chief            Vice President of Unified Fund Services, Inc. (May
431 N. Pennsylvania St.            Accounting       1995 to present); Director of Operations for the
Indianapolis, IN  46204            Officer          Indiana Port Producers Association (May 1994 to May
                                                    1995)


Compensation of Trustees and Officers

Each Trustee receives annual fees of $1,500.00. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Trustees that are affiliated with the Adviser receive no compensation for their services. No officer of the Trust is compensated by the Trust.

The compensation paid to the Trustees of the Trust during the fiscal period ended August 31, 2002, is set forth in the following table:


                                                                                          Total
                                                       Pension or       Estimated         Compensation from
                                                       Retirement       Annual Benefits   Trust (the Trust
                                   Aggregate           Accrued as       Upon Retirement   is not in a Fund
                                   Compensation from   Part of Fund                       Complex)
Name of Trustee                    Trust               Expenses

Dewayne L. Wiggins                         $0                $0                $0                 $0

Brian D. Fitzpatrick                     $1,500              $0                $0               $1,500

Roger J. Levy                            $1,500              $0                $0               $1,500

David M. Weinbaum                        $1,500              $0                $0               $l,500

Susan Wiggins                              $0                $0                $0                 $0

TOTAL                                    $4,500              $0                $0               $4,500

Control Persons and Principal Holders of Securities

Dewayne L. Wiggins and Lindbergh Capital Management, Inc. are control persons by virtue of Lindbergh Capital providing initial funds to cover Trust organization and their roles in Trust governance.

As of August 31, 2002, no person owned, beneficially or of record, more than 5% of the outstanding shares of the Fund except:

Name (ownership)                            Amount owned
----------------                            ------------
Charles Schwab & Co., Inc.                    99.40%
101 Montgomery Street
San Francisco, CA  94104
(record owner)

Melville R. Barlow                             6.45%
1400 Dolphin Terrace
Corona Del Mar, CA  92625
(beneficial owner)

Mr. James F. Prindiville                       8.74%
P. O. Box 375
Kenilworth, IL  60043
(beneficial owner)
William T. Prindiville                         5.73%
1400 Yarmouth Place
Mt. Prospect, IL  60056
(beneficial owner)

Zeis Group, Inc.                               7.62%
12801 Flushing Meadow Drive
St. Louis, MO  63131
(beneficial owner)

Dr. Steven N. Wiggins                         19.05%
17040 Calumet Trail
College Station, TX  77845
(beneficial owner)

As of August 31, 2002, the officers and Trustees of the Trust, as a group, owned ..80% of the outstanding shares of the Fund.

Distributor

Unified Financial Securities, Inc., 431 North Pennsylvania, Indianapolis, Indiana 46204, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

Additional Information about Investment Adviser

The Adviser was organized in 1988. Its Co-Founders are Dewayne L. Wiggins and his brother Steven N. Wiggins. Steven N. Wiggins is a professor of economics at Texas A&M University, College Station, Texas. Dewayne L. Wiggins, along with his wife Susan Wiggins, own 50.3% of the Adviser, and Steven Wiggins owns 49.7%.

The Adviser has registered the service mark "Lindbergh Signature Fund" and retains the right to use the name "Lindbergh" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Lindbergh Signature Fund" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on 90-days written notice.

The Adviser  may make  payments to banks or other  financial  institutions  that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act which was repealed in 1999 prohibited banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act did not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Board of Trustees (including a majority of the "disinterested Trustees") and shareholder approval was given for the Advisory Agreement through to and including June 2003. The Agreement provides that it will continue initially for two years, and from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

For the period from October 1, 1999 (effective date of registration) to August 31, 2000 (fiscal year end), the Adviser earned fees of $60,667, and waived all fees earned and reimbursed expenses to the Fund of $41,708. For the year ended August 31, 2001, the adviser earned fees of $103,687 and waived all fees earned and reimbursed expenses to the Fund of $9,047. For the year ended August 31, 2002, the adviser earned fees of $85,220 and waived all fees earned and reimbursed expenses to the fund of $24,644. The year over year difference is primarily attributable to a lower asset base.

PURCHASE AND REDEMPTION

Terms of Purchase

The Trust reserves the right to reject any purchase order and to change the amount of the minimum initial and subsequent investments in the Fund upon notice.

Reopening an Account

A shareholder may reopen a closed account with a minimum investment of $1,000 without filing a new account application, during the calendar year the account is closed or during the following calendar year, provided that the information on the existing account application remains correct.

Brokers

The Trust has authorized one or more brokers to accept purchase and redemption orders on behalf of the Fund. Authorized brokers are permitted to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, an authorized broker's designee, accepts the order. Orders will be priced at the Fund's net asset value next computed after the order is accepted by an authorized broker or the authorized broker's designee.

Redemption in Kind

The Trust has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed, (b) when trading in the markets the Fund normally uses is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

DETERMINATION OF NET ASSET VALUE

The methods and days on which net asset value is calculated by the Fund are described in the prospectus.

TAX STATUS

Status of the Fund

The Fund intends to pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:

o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
o    invest in securities within certain statutory limits; and
o distribute to its shareholders at least 90% of its net income earned during the year.

Shareholders' Tax Status

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. Depending on the composition of the Fund's income, a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporations. In general, dividend income of the Fund distributed to certain U.S. corporate shareholders will be eligible for the corporate dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by certain U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company.

The foregoing tax consequences apply whether dividends are received in cash or as additional shares. No portion of any income dividend paid by any Fund is eligible for the dividends received deduction available to corporations.

Capital Gains

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.

Foreign Taxes

Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

PERFORMANCE INFORMATION

Quotations of the Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Total Return

"Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of the Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                   P(1+T)n = ERV

                      Where: P = a hypothetical $1,000 initial investment T = average annual total return n = number of years
                             ERV = ending redeemable value at the end of
                                 the applicable period of the hypothetical
                                 $1,000 investment made at the beginning
                                 of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

Total Return After-Tax on Distributions

"Average Annual Total Return (After Taxes on Distributions)" is calculated as follows: For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), calculate the Fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                           P(1 + T)n = ATVD

                           Where: P = a hypothetical $1,000 initial investment T = average annual total return
                                       (after taxes on distributions)
                                   n = number of years
                                ATVD = ending value of a hypothetical
                                       $1,000 investment made at the
                                       beginning of the 1-, 5-, or 10-year
                                       periods (or fractional portion),
                                       after taxes on fund distributions
                                       but not after taxes on redemption.

Total Return After-Tax on Distributions and Redemptions

"Average Annual Total Return (After Taxes on Distributions and Redemption)" is calculated as follows: For the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Fund has been in operation), calculate the Fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                           P(1 + T)n = ATVDR

                           Where: P = a hypothetical $1,000 initial investment T = average annual total return (after taxes on distributions and redemptions)
                                   n = number of years
                               ATVDR = ending value of a hypothetical $1,000
                                       investment made at the beginning of the
                                       1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods ( or fractional portion), after taxes on fund distributions and redemptions.

Past Performance

Pursuant to Item 21 of Form N-1A, the Fund is providing its "average annual total return" for the year ended August 31, 2002 -2.34%; for the period October 1, 1999(effective date of registration) to August 31, 2002 (fiscal period end) -5.52%;

The following table shows how the Fund's average annual total returns compared with those of the Fund's target index, the S&P 500. To calculate the figures in the table that present the impact of taxes on returns, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes.

In certain cases the figure representing "Return After Taxes on Distributions" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that after-tax returns depend on the tax situation of investors and so may differ from those shown.

For Fund shares in a tax-deferred account, such as an individual retirement account ("IRA") or a 401 (k) plan, this information does not apply because such accounts are subject to taxes only upon distribution.

[CHART OMITTED]

                                Average Annual Total Returns

                                            Periods Ended     December 31, 2001
                                                1 Year        Since Inception1
Lindbergh Signature Fund
        Return before taxes                     -2.34%             -5.52%
        Return after taxes on distributions     -3.04%             -6.62%
        Return after taxes on distributions
        and redemptions                         -1.41%             -4.73%
S&P 5002                                       -18.01%             -9.74%

1October 1, 1999
2Reflects no deduction for fees, expenses, or taxes.

Yield

The yield of the Fund's shares is determined each day by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the net asset value per share of the Fund on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months.

The "yield" of a money market fund refers to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. The amount of income generated by investments during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of does not necessarily reflect income actually earned by the applicable shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

A comparison of the quoted non-standard performance of various investments is valid only if performance is calculated in the same manner. Because there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a particular Fund with the performance quoted with respect to other investment companies or types of investments.

From time to time, in advertising and marketing literature, the Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc. and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings or the appropriate volatility grouping, where volatility is a measure of the Fund's risk. Rankings may be listed among one or more of the asset-size classes as determined by the independent ranking organization. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period, and asset size class, as applicable, for the ranking in question.

In addition, the Fund's performance may be compared to unmanaged indices of securities that are comparable in their terms and intent to those in which the Fund invests such as the Dow Jones Industrial Average ("DJIA"), Standard & Poor's 500 Stock Index ("S&P 500"), the Lehman Brothers Aggregate Bond Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley REIT Index, the NanoCap(TM) Index and the Consumer Price Index ("CPI"). The DJIA and S&P 500 are unmanaged indices widely regarded as representative of the equity market in general. The CPI is a commonly used measure of inflation.

Marketing and other literature for the Fund may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a comparison of the Fund to broad categories of comparable funds in terms of potential risks and returns. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return. Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve loss of principal.

The risks and rewards associated with an investment in bond or equity funds depend upon many factors. For fixed income funds these factors include, but are not limited to the fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include the fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks and rewards associated with an investment in international bond or equity funds will also depend upon currency exchange rate fluctuation. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term fixed income funds. The same is true of domestic bond funds relative to international fixed income funds, and fixed income funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

CUSTODIAN

UMB Bank, N.A., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106 ("Custodian") serves as the custodian for the Fund.

TRANSFER AGENT, FUND ACCOUNTING AGENT, AND ADMINISTRATOR

Unified Fund Services, Inc. (the "Transfer Agent"), P.O. Box 6110, Indianapolis, Indiana 46206-6110, acts as the transfer agent, fund accounting agent and administrator for the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The Transfer Agent provides the Trust with certain monthly reports, record-keeping and other management-related services. For its services the Transfer Agent receives a base fee of $14 per active shareholder account with a minimum annual fee of $15,000. The Transfer Agent and Unified Management Corporation are both wholly owned subsidiaries of Unified Financial Services, Inc. For the period October 1, 1999 (effective date of registration) to August 31, 2000 (fiscal period end) the Fund paid $13,000, $10,500 and $12,750 for administrative, transfer agent, and fund accounting services, respectively. For the fiscal year ended August 31, 2001, the fund paid $18,002, $21,508 and $18,002; and for the fiscal year ended August 31, 2002, the fund paid $18,000, $20,283 and $18,000 for these services, respectively.

Neither the Custodian nor Unified Fund Services, Inc., has any part in determining the investment policies of the Trust or any of the Fund or which securities are to be purchased or sold by the Fund, and neither can provide protection to shareholders against possible depreciation of assets.

INDEPENDENT ACCOUNTANTS AND COUNSEL

McCurdy & Associates CPA's Inc., 27955 Clemens Road, Westlake, Ohio 44145, independent accountants, have been selected as the Trust's auditors for the fiscal year ending August 31, 2003. Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is legal counsel to the Trust.

CODE OF ETHICS

The Fund and the Adviser have adopted a strict Code of Ethics that limits Fund trustees and officers and Adviser directors, officers, investment personnel and other employees in investing in securities for their own accounts. The Code complies in all material respects with the Investment Company Act of 1940. Persons subject to the Code may purchase and sell securities for their own account. On the other hand, the Code prohibits trading when the Fund is or is contemplating trading, purchasing in private placements or initial public offerings without prior approval, taking short-term trading profits, and engaging in other related activities which may be adverse to the interests of the Fund. The Code also requires quarterly and annual reporting of transactions so that personal trading activity may be monitored. The Code is available upon request by calling the Adviser at (314) 416-0055 or writing to the Adviser at Lindbergh Capital Management, Inc., 5520 Telegraph Road, Suite 204, St. Louis, MO 63129.

FINANCIAL STATEMENTS

The audited financial highlights with respect to the Fund for the year ended August 31, 2002 and from the period from the effective date of registration on October 1, 1999 to August 31, 2001 are found in Part A of this Registration Statement (the Fund's prospectus). The financial statements for the fiscal period ended August 31, 2002are hereby incorporated by reference from the Annual Report to Shareholders of that date. The report has been delivered with this Statement of Additional Information, unless previously provided. The Fund will promptly provide another copy, free of charge, upon request to:

         The Lindbergh Funds
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, Indiana 46206-6110
         (888) 505-6361